Exhibit 31

SECTION 302 CERTIFICATION

I, Judson W Bibb, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Bibb Corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) and internal controls over financial reporting as defined in Exchange Act Rules 13a15(f) and 15d-15(f) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including is made known to me, particularly during the period in which this report is being prepared;

(b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation (the "Evaluation Date"); and

d) disclosed in this report any change in registrant’s internal control over financial reporting that occurred during registrant’s most recent fiscal quarter (fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

5. I have disclosed, based on my most recent evaluation of registrant’s internal control over financial reporting, to the registrant's auditors:

a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which could adversely affect registrant's ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

6. I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: May 15, 2010

BIBB CORPORATION, Registrant

s/ Judson W. Bibb

By: Judson W. Bibb, President and Principal Accounting Officer